AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                              PROSPECTUS SUPPLEMENT
                Strategic Allocation:  Conservative * Strategic
           Allocation:  Moderate * Strategic Allocation:  Aggressive
                         Investor Class * Advisor Class

                        SUPPLEMENT DATED JANUARY 15, 1998
                         Prospectus dated April 1, 1997

THE FOLLOWING DISCLOSURE REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "SHORT SALES" FOUND ON PAGE 14 OF THE INVESTOR CLASS PROSPECTUS AND PAGE 15 OF THE ADVISOR CLASS PROSPECTUS.

   A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

THE DISCLOSURE SET FORTH IN THE FOLLOWING PARAGRAPHS SHOULD BE INSERTED AFTER THE SECTION "WHEN-ISSUED SECURITIES" FOUND ON PAGE 14 OF THE INVESTOR PROSPECTUS AND PAGE 15 OF THE ADVISOR CLASS PROSPECTUS.

INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

   The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

   Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

   The funds will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

THE FOLLOWING DISCLOSURE SHOULD BE INSERTED AS THE SECOND PARAGRAPH UNDER THE HEADING "AMERICAN CENTURY INVESTMENTS" FOUND ON PAGE 16 OF THE INVESTOR CLASS PROSPECTUS AND AS THE LAST PARAGRAPH UNDER THE HEADING "HOW TO PURCHASE AND SELL AMERICAN CENTURY FUNDS" FOUND ON PAGE 17 OF THE ADVISOR CLASS PROSPECTUS.

   To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.

THE FOLLOWING DISCLOSURE IS ADDED ON PAGE 23 OF THE INVESTOR CLASS PROSPECTUS AND PAGE 19 OF THE ADVISOR CLASS PROSPECTUS, FOLLOWING THE LAST PARAGRAPH UNDER THE HEADING "WHEN SHARE PRICE IS DETERMINED."

   We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

THE SECOND PARAGRAPH UNDER THE HEADING "INVESTMENT MANAGEMENT," FOUND ON PAGE 26 OF THE INVESTOR CLASS PROSPECTUS AND PAGE 21 OF THE ADVISOR CLASS PROSPECTUS IS DELETED.

THE FOLLOWING DISCLOSURE IS ADDED FOLLOWING THE LAST PARAGRAPH UNDER THE HEADING "TRANSFER AND ADMINISTRATIVE SERVICES" ON PAGE 27 OF THE INVESTOR CLASS PROSPECTUS AND PAGE 23 OF THE ADVISOR CLASS PROSPECTUS.

   Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

THE  FOLLOWING   DISCLOSURE  REPLACES  THE  FIRST  SENTENCE  UNDER  THE  HEADING
"DISTRIBUTION OF FUND SHARES" FOUND ON PAGE 28 OF THE INVESTOR CLASS PROSPECTUS AND PAGE 23 OF THE ADVISOR CLASS PROSPECTUS.

   The funds' shares are distributed by FDI, a registered broker-dealer (the Distributor). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

THE  FOLLOWING  DISCLOSURE  SHOULD BE INSERTED AS THE LAST  PARAGRAPH  UNDER THE
HEADING "DISTRIBUTION OF FUND SHARES" ON PAGE 28 OF THE INVESTOR CLASS PROSPECTUS AND PAGE 23 OF THE ADVISOR CLASS PROSPECTUS.

   Investors may open accounts with American Century only through the Distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the Distributor.



P.O. Box 419200                                        [american century logo]
Kansas City, Missouri                                          American
64141-6200                                                  Century(reg.sm)
1-800-345-2021 or 816-531-5575

SH-SPL-11260 9801